Exhibit 10.5

SIXTH LOAN MODIFICATION AND EXTENSION AGREEMENT

THIS SIXTH LOAN MODIFICATION AND EXTENSION AGREEMENT (this “Agreement”) is made and entered into effective as of March 15, 2011, by and among THE PRIVATE RESIDENCES, LLC, a Delaware limited liability company, having its principal place of business at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 (“Borrower”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (“Administrative Agent”) on behalf of itself and certain other Lenders (herein so called) made a party to the Loan Agreement described below, having an address of 901 Main Street, 20th Floor, Dallas, Texas 75201 Attention: Real Estate Loan Administration, and BEHRINGER HARVARD OPPORTUNITY REIT I, INC., a Maryland corporation (“Payment Guarantor”), and KINGSDELL L.P., a Delaware limited partnership (“Kingsdell Guarantor”), together with Payment Guarantor, referred to herein as “Guarantor”).

PRELIMINARY STATEMENTS

A.             Reference is hereby made to that certain Construction Loan Agreement dated as of November 15, 2007, executed by and among Borrower, Lenders, and Administrative Agent (as amended, supplemented or modified from time to time, the “Loan Agreement”), which Loan Agreement pertains to a $58,800,000.00 construction loan (the “Loan”) from the Lenders to Borrower to finance, in part, the construction of approximately eighty-six (86) condominium units (the “Improvements”) located on certain real property in St. Louis City, Missouri (the “Land”), as more particularly described on Exhibit A attached hereto.

B.              The Loan is evidenced by one or more Promissory Notes issued by Borrower in accordance with the Loan Agreement and made payable to the Lenders, in the aggregate principal amount of the Loan (such notes, as they may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor in accordance with the Loan Agreement, or in modification, renewal, or extension thereof, in whole or in part, are herein collectively called the “Note”).

C.              In connection with the making of the Loan, Payment Guarantor executed and delivered to Administrative Agent, on behalf of the Lenders, a Guaranty Agreement dated as of November 15, 2007 (the “Behringer Guaranty”), and Kingsdell Guarantor executed and delivered to Administrative Agent, on behalf of the Lenders, a Completion Guaranty Agreement dated as of November 15, 2007 (the “Kingsdell Guaranty”), together with the Behringer Guaranty, referred to herein as the “Guaranty”).

D.              The Loan is secured, in part, by a Deed of Trust, Security Agreement, Fixture Filing and Financing Statement dated as of November 15, 2007 (as now or hereafter amended, modified, supplemented or restated, the “Deed of Trust”), executed by Borrower for the benefit of Administrative Agent, on behalf of Lenders, recorded in Book 11162007, Page 0329, with the Recorder of Deeds for City of St. Louis.

E.              The Loan Documents were previously amended by the Modification to the Loan Agreement dated December 12, 2007, the Second Modification to Loan Documents dated October 28, 2009, the Third Modification to Loan Agreement dated December 3, 2009, the

Fourth Modification to Loan Agreement dated November 15, 2010, and the Fifth Loan Modification and Extension Agreement dated February 15, 2011, each executed by Borrower, Administrative Agent and Guarantor.

F.              Guarantor, Borrower, Administrative Agent and the Lenders have agreed to modify the Loan Documents (as defined in the Loan Agreement) in certain respects.

AGREEMENTS

NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Agreement hereby agree as follows:

1.             DEFINITIONS.

(a)           The Loan Agreement, the Note, the Deed of Trust, and all other documents or instruments executed in connection therewith are hereinafter referred to, collectively, as the “Loan Documents”. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Loan Agreement shall have the same meanings whenever used in this Agreement.

(b)           The definition of “Defaulting Lender” in Exhibit B of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Defaulting Lender” means (a) a Lender that fails to pay its Pro Rata Share of a Payment Amount within five (5) Business Days after notice from Administrative Agent, until such Lender cures such failure as permitted in this Agreement, and (b) a Lender that assigns any of its interest in the Loan in a manner that contradicts the terms for assignment set forth in the Loan Documents.”

(c)           The definition of “Earnest Money Deposit” in Exhibit B of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Earnest Money Deposit” shall mean the earnest money deposit made by Unit Purchaser, in an amount equal to at least ten percent (10%) of the gross sales price of the applicable Unit pursuant to the applicable Qualifying Unit Sales Contract, to be held by Escrow Agent pursuant to such Qualifying Unit Sales Contract.”

(d)           The definition of “Net Sales Proceeds” in Exhibit B of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Net Sales Proceeds” means, for each Unit, the stated, gross purchase price for such Unit set forth in the applicable Qualifying Unit Sale Contract, less closing costs payable by Borrower under the terms of such Qualifying Unit Sale Contract, including all usual and customary brokerage or sales commissions for such Unit, up to a maximum amount of not to exceed six percent (6%) of such stated, gross purchase price for such Unit, and any usual and customary incentives or concessions, up to a maximum amount of not to exceed four percent (4%) of such stated gross purchase price for such Unit.”

(e)           The definition of “Release Price” in Exhibit B of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Release Price” shall mean, with respect to each Unit, an amount, in cash, equal to one hundred percent (100%) of the Net Sales Proceeds payable to Borrower pursuant to the Qualifying Unit Sales Contract for such Unit; provided, however, that the Net Sales Proceeds shall not be less than the greater of (i) ninety percent (90%) of the stated gross purchase price of such Unit as set forth in the applicable Qualifying Unit Sales Contract, or (ii) the minimum release price for such Unit set forth on Exhibit H attached hereto. Notwithstanding anything herein to the contrary, the Release Price for the penthouse Unit is $1,782,000.”

2.             EXTENSION OF MATURITY DATE.  Hereinafter, the term “Maturity Date” and all other references to the maturity date of the Loan in the Note and the other Loan Documents shall mean November 15, 2011. The unpaid principal balance of the Loan, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date, as extended hereby. Borrower hereby renews, but does not extinguish, the Note and the liens, security interests and assignments created and evidenced by the Deed of Trust and the other Loan Documents, and all of the Loan Documents are hereby renewed and modified by extending the maturity date thereof as set forth above.

3.             EXTENSION OPTIONS.  Section 1.12 of the Loan Agreement is hereby amended to add the following:

“Borrower shall have one option to extend the Maturity Date of the Loan for a period of six (6) months (the “Extension Period”), at which time the term “Maturity Date” shall mean the Maturity Date, as extended pursuant to this Section 1.12. The exercise of each extension option shall be effective only if all of the following conditions have been satisfied as to each extension on or before the applicable Maturity Date:

(i)              The request for extension must be made to Administrative Agent in writing not more than one hundred twenty (120) days, and not less than sixty (60) days (unless such time period is shortened by Administrative Agent in its reasonable discretion), prior to the applicable Maturity Date.

(ii)             There shall then exist no Default or Potential Default on the applicable Maturity Date.

(iii)            For the Extension Period to be granted, either the most current appraisal of the Property in the Administrative Agent’s possession (that complies with Section 2.13 of the Loan Agreement and has been approved by Administrative Agent) or, if required by Administrative Agent, an update of such appraisal prepared within the ninety (90) days preceding the existing Maturity

Date, in form and substance satisfactory to Administrative Agent and otherwise in accordance with the appraisal requirements described in Section 2.13 below, shows that the Deemed Principal Balance is not greater than 50% of the as-is value of the Property as evaluated on a “Bulk” basis.

(iv)            Administrative Agent shall have determined, in its commercially reasonable judgment, that no material adverse change has occurred with respect to the Project, or the financial condition or creditworthiness of Borrower or Guarantor.

(v)             The Hotel Loan shall contemporaneously be extended pursuant to the terms of Section 3 of that certain Fourth Loan Modification and Extension Agreement executed as of March 15, 2011, among Hotel Borrower and the lenders party to the Hotel Loan.

(vi)            Borrower shall cause to be delivered to Administrative Agent at Borrower’s expense an endorsement to the Title Insurance reflecting that the coverage afforded by the Title Insurance has not been adversely affected as a result of the modification and extension of the Loan and the documents referred to in paragraph (vii) below.

(vii)           Borrower and Guarantor shall have executed and delivered to Administrative Agent a modification and extension agreement, providing for, among other things (1) the extension of the Maturity Date, (2) the reaffirmation by Borrower and Guarantor of their respective obligations under the Loan Documents, and (3) the waiver and release by Borrower and Guarantor of any defenses, claims, counterclaims, and rights of offset, if any, which Borrower or Guarantor may then have in respect of the Lenders and the Indebtedness and Obligations, together with such other agreements, documents or amendments to the Loan Documents as are reasonably requested by Administrative Agent to properly document the extension, all in form and content satisfactory to each of the Lenders in their good faith business judgment. During the Extension Period, unless noted above, all terms and conditions of the Loan Documents (including but not limited to interest rates and payments) pertaining to the Loan shall continue to apply.

(viii)          Borrower shall have paid to Administrative Agent, for the ratable benefit of Lenders, as a condition to such extension on or before the first day of the applicable Extension Period, an extension fee of 0.175% of the then Deemed Principal Balance of the Loan as of the first day of each Extension Period. As used herein, the term “Deemed Principal Balance” means, on any date, the Aggregate Commitments less (a) any principal payments made on the Loan prior to such date, and (b) the amount of any reduction in the Aggregate Commitments agreed to in writing by Borrower and Administrative Agent.

(ix)            Borrower shall thereafter be required to make the Quarterly Principal Payments, under and as defined in Section 6 below.

If all of the foregoing conditions are not satisfied strictly in accordance with their terms, the extension shall not be or become effective. Upon the execution and delivery by Borrower, Guarantor and Administrative Agent of the modification and extension agreement referred to in subparagraph (vii) above, the extension shall be deemed to be effective. Whether or not the extension becomes effective, Borrower shall pay all out-of-pocket costs and expenses incurred by Administrative Agent in connection with the proposed extension (pre- and post-closing), including, without limitation, appraisal fees, environmental audit and legal fees; all such costs and expenses incurred up to the time of Administrative Agent’s written agreement to the extension shall be due and payable prior to Administrative Agent’s execution of that agreement (or if the proposed extension does not become effective, then upon demand by Administrative Agent).

4.             LOAN AMOUNT; FURTHER ADVANCES.  The outstanding principal balance of the Loan is $7,843,421.46 and the remaining amount available to be funded is $1,109,097.68, all of which is in the Interest Reserve line item of the Budget. As of the effective date hereof, the Deemed Principal Balance of the Loan is $8,952,519.14.

5.             INTEREST RATE.  Section 1.7(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(a)     BBA LIBOR Daily Floating Rate. The unpaid principal balance of the Note from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum (the “Floating Rate”) equal to the lesser of (i) the maximum non-usurious rate of interest allowed by applicable law or (ii) the greater of (A) the BBA LIBOR Daily Floating Rate plus four hundred fifty (450) basis points per annum, and (B) six percent (6.00%). The “BBA LIBOR Daily Floating Rate” shall mean a fluctuating rate of interest per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as selected by Administrative Agent from time to time) as determined for each Business Day at approximately 11:00 a.m. London time two (2) London Banking Days prior to the date in question, for U.S. Dollar deposits (for delivery on the first day of such interest period) with a one month term, as adjusted from time to time in Administrative Agent’s sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs. A “London Banking Day” is a day on which banks in London are open for business and dealing in offshore dollars. Interest shall be computed for the actual number of days which have elapsed, on the basis of a 360-day year. The calculation of interest on this basis will result in a higher interest rate than it would if it were calculated based upon a three hundred sixty-five (365) or three hundred sixty-six (366) day period.”

6.             REQUIRED SALES; PRINCIPAL PAYMENTS.

(a)             Borrower shall, after the date hereof, sell (and make a Release Payment (defined below) with respect thereto) at least (i) one (1) Unit on or before July 31, 2011, (ii) a cumulative total of two (2) Units on or before August 31, 2011 and (iii) a cumulative total of three (3) Units on or before September 30, 2011. Any Unit which is created by the combination of two individual Units (such as 1007-08 as set forth on Exhibit A) shall, for purposes of the foregoing requirements, constitute two (2) Units. Borrower may cure noncompliance with any of the foregoing requirements by making, within 30 days after the requisite date, a principal payment on the Loan in the amount of $625,000 for each Unit not sold.

(b)             In addition to the net sales proceeds payments made upon the release of a Unit pursuant to Section 2.24(d) of the Loan Agreement (a “Release Payment”), commencing January 1, 2012, and continuing on the last day of each quarter until the Loan has been paid in full, Borrower shall make a $625,000.00 principal payment on the Loan (a “Quarterly Principal Payment”). Notwithstanding anything herein to the contrary, each Quarterly Principal Payment will be reduced by the aggregate amount of Release Payments made (if any) beginning January 1, 2012. If the aggregate amount of the Release Payments exceeds the amount of the Quarterly Principal Payment due, the balance of the amount of the Release Payments will be applied towards future Quarterly Principal Payments due, as applicable. Once the Loan has been paid in full, Borrower shall continue to pay Release Payments which would otherwise have been due under the Loan Agreement to the administrative agent of the Hotel Loan to be applied to the outstanding principal balance of the Hotel Loan and credited against the amount of the following Quarterly Payment (as defined in that certain Fourth Loan Modification and Extension Agreement executed as of March 15, 2011, among Hotel Borrower and the lenders a party to the Hotel Loan).

7.             PARTIAL RELEASE OF LIEN.

(a)             Section 2.24(d)(ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(ii) Borrower pays (A) to Administrative Agent an amount equal to the Release Price of the applicable Unit to be applied to the outstanding balance of the Loan, or if the Loan has been paid in full, (B) to the administrative agent of the Hotel Loan to be applied to the principal balance of the Hotel Loan and credited against the amount due of the following Quarterly Payment (as defined in that certain Fourth Loan Modification and Extension Agreement executed as of March 15, 2011 among the Hotel Borrower and the lenders that are a party to the Hotel Loan)”.

(b)             Section 2.19 of the Loan Agreement is hereby deleted.

8.             GUARANTY.

(a)             Section 1 of the Behringer Guaranty is hereby amended and restated in its entirety to read as follows:

“Guaranty of Payment.       Guarantor hereby unconditionally and irrevocably guarantees to Administrative Agent and Lenders the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, of all principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), taxes, fees, late charges, costs, expenses, indemnification indebtedness, and other sums of money now or hereafter due and owing, or which Borrower is obligated to pay, pursuant to (a) the terms of the Notes, the Loan Agreement, the Deed of Trust, any application, agreement, note or other document executed and delivered in connection with any Letter of Credit, any Swap Transaction or any other Loan Documents, including the making of required Borrower’s Deposits, and any indemnifications contained in the Loan Documents, now or hereafter existing, and (b) all renewals, extensions, refinancings, modifications, supplements or amendments of such indebtedness, or any of the Loan Documents, or any part thereof (the indebtedness described in clauses (a) and (b) above in this Section 1 is herein collectively called the “Indebtedness”). This Guaranty covers the Indebtedness, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Administrative Agent and Lenders in stages or installments. The guaranty of Guarantor as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection.”

(b)             Section 19(c)(i) of the Behringer Guaranty is hereby amended and restated in its entirety to read as follows:

“(i)            Guarantor will maintain, as of each Test Date during the term of the Loan, Liquid Assets of at least $2,500,000.00.”

9.             FINANCIAL STATEMENTS.  Notwithstanding anything in Exhibit B to the Loan Agreement and the Behringer Guaranty to the contrary, Borrower and Payment Guarantor shall be required to deliver to Administrative Agent the following Financial Statements on the dates designated (it being agreed that in the event of any conflict between the provisions of said Exhibit B and the provisions of this Section 9, the provisions of this Section 9 shall govern):

(a)             Within one hundred twenty (120) days after the close of each fiscal year of Payment Guarantor, annual, audited Financial Statements (including a schedule of contingent liabilities) of Payment Guarantor.

(b)             Within sixty (60) days after the close of each quarter of each fiscal year of Payment Guarantor, quarterly, unaudited Financial Statements (including a schedule of contingent liabilities) of Payment Guarantor, and an executed compliance certificate in form and substance of Exhibit A to the Behringer Guaranty (other than a modification to the amount of required Liquid Assets as modified by this Agreement).

(c)             Within ninety (90) days after the close of each fiscal year of Borrower, annual, unaudited Financial Statements (including a schedule of contingent liabilities) of Borrower.

(d)             Within twenty-five (25) days after the end of each calendar month, a marketing status report reflecting the current status of Borrower’s efforts to market the Units for sale, including pending and executed Unit Sales Contracts, Units sold, amount of Earnest Money Deposits escrowed, terminated or defaulted Unit Sales Contracts, and such other information as may be reasonably requested by Administrative Agent.

Except for the annual and quarterly Financial Statements and statement of income and expenses expressly referenced above, Borrower and Payment Guarantor shall otherwise be required to deliver the financial information and Compliance Certificates (other than explanation of financial covenants) in accordance with Exhibit B of the Loan Agreement and the terms of the Behringer Guaranty.

10.          CONDITIONS PRECEDENT.  As conditions precedent to the effectiveness of this Agreement, all of the following shall have been satisfied:

(a)           Borrower and Guarantor shall have executed and delivered to Administrative Agent this Agreement.

(b)           Borrower shall have paid the commitment fee as set forth in Section 11 below, as well as any fees or expenses incurred by Administrative Agent in connection with this extension, including, but not limited to, Administrative Agent’s attorney fees.

(c)           Borrower shall cause to be delivered to Administrative Agent at Borrower’s expense an endorsement to the Title Insurance to show that policy coverage has not been modified or terminated solely by virtue of this Agreement.

(d)           Administrative Agent shall have received and approved an opinion of counsel for Borrower and Guarantor in form and substance satisfactory to Administrative Agent and all resolutions, certificates or other documents as Administrative Agent may request relating to the formation, existence and good standing of Borrower and Guarantor, corporate authority for the execution and validity of this Agreement, and all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and substance satisfactory to Administrative Agent.

11.          COSTS, EXPENSES AND FEES.  Borrower shall pay upon the closing of this Agreement to Administrative Agent, for the benefit of Lenders, a nonrefundable commitment fee in an amount equal to $20,889.21. Borrower hereby agrees to pay all reasonable attorneys’ fees and other costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution and/or recordation of this Agreement.

12.          RELEASE OF CLAIMS.  In consideration of, among other things, the accommodations which Administrative Agent and the Lenders have agreed to extend for the benefit of Borrower and Guarantor pursuant to this Agreement, each of Borrower and Guarantor hereby forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses and damages that they now have or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against Administrative Agent, Lenders and their subsidiaries, affiliates, successors, assigns, officers, directors, employees, agents, attorneys and other representatives (collectively, the “Released Parties”), based in whole or in part on facts, whether or not known, existing on or prior to the date of this Agreement and relating to the Loan. The acceptance by Borrower and Guarantor of the accommodations and other consideration provided by Administrative Agent and the Lenders as set forth in this Agreement, shall constitute a ratification, adoption and confirmation by Borrower and Guarantor of the foregoing general release of all Claims against each Released Party which is based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such proceeds or other financial accommodations and relating to the Loan. The provisions of this Section 12 shall survive the termination of the Loan Documents.

13.           REPRESENTATIONS.  Borrower and Guarantor each hereby severally represents and warrants to Administrative Agent and the Lenders that (a) to the best of such party’s knowledge, the execution and delivery of this Agreement does not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract or agreement to which it is a party or by which it or any of its properties may be bound; (b) this Agreement constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to the limitations of equitable principles and bankruptcy, insolvency, debtor relief or other similar laws affecting generally the enforcement of creditors’ rights; (c) the execution and delivery of, and performance under this Agreement are within such party’s power and authority without the joinder or consent of any other party and has been duly authorized by all requisite action and are not in contravention of law or the provisions of any organizational documents governing such party or of any indenture, agreement or undertaking to which Borrower or Guarantor, as applicable, is a party or by which it is bound; (d) there exists no Default or Potential Default; and (e) as of the date of this Agreement, Borrower and its members are in existence and good standing under the laws of their states of formation. Borrower and Guarantor agree to indemnify and hold Administrative Agent and the Lenders harmless against any loss, claim, damage, liability or expense (including, without limitation, reasonable attorneys’ fees) incurred as a result of any representation or warranty made by Borrower or Guarantor herein proving to be untrue or inaccurate in any material respect.

14.           FLOOD INSURANCE.  In addition to the insurance requirements currently in the Loan Documents, if at any time any portion of any structure on the real property described in the Deed of Trust is insurable against casualty by flood and is located in a Special Flood Hazard Area under the Flood Disaster Protection Act of 1973, as amended, Borrower shall obtain and maintain at Borrower’s sole expense, a flood insurance policy on the structure and Borrower owned contents in form and amount acceptable to Administrative Agent but in no amount less than the amount sufficient to meet the requirements of applicable law as such requirements may from time to time be in effect.

15.           RATIFICATION.  The parties to this Agreement agree that the terms and provisions of this Agreement shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and the other Loan Documents and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The liens, security interests, collateral assignments and financing statements in respect of the Loan are hereby ratified and confirmed as valid, subsisting and continuing to secure the Loan Documents. Nothing herein shall in any manner diminish, impair or extinguish the Note or any of the other duties, liabilities and obligations of Borrower under the Loan Documents. Borrower hereby ratifies and acknowledges that the Loan Documents are valid, subsisting and enforceable against Borrower and Borrower agrees and warrants to Administrative Agent and the Lenders that there are no offsets, claims or defenses with respect to any of the duties, liabilities and obligations of Borrower under the Loan Documents.

16.           CONSENT AND RATIFICATION.  Guarantor hereby unconditionally and irrevocably acknowledges and agrees that the Guaranty and Guarantor’s obligations, covenants, agreements and duties thereunder remain in full force and effect in accordance with its terms, notwithstanding the modifications effected hereby. Guarantor hereby unconditionally and irrevocably ratifies, reaffirms and confirms the Guaranty and its obligations thereunder.

17.           RELEASE OF USURY CLAIMS.  Borrower and Guarantor each hereby releases Administrative Agent and the Lenders and their successors and assigns, from all claims, demands, liabilities, rights of offsets, defenses and causes of action which Borrower and/or Guarantor may be entitled to assert (although no such claims are known to exist) against Administrative Agent and the Lenders in respect of the Loan, the Note and the other Loan Documents for any reason whatsoever, including without limitation, by reason of Administrative Agent and the Lenders’ contracting, charging or receiving for the use, forbearance or detention of money, interest on the Loan prior to the execution of this Agreement in excess of that permitted to be charged to Borrower or Guarantor under applicable law.

18.           PARTIAL RELEASE OF COMPLETION GUARANTY.  By their execution of this Agreement, Administrative Agent and the Lenders acknowledge and agree that the Guaranteed Obligations (as defined in the Kingsdell Guaranty) have been fully paid, performed and discharged, and that the Kingsdell Guarantor has no liability under the Kingsdell Guaranty except to the extent provided in clauses (i), (ii) and (iii) of Section 17 of the Kingsdell Guaranty.

19.           CONSENT.  Guarantor hereby consents to the amendments and modifications to the Loan Documents set forth in this Agreement.

20.           COUNTERPARTS.  This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

21.           BINDING EFFECT.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their representatives, successors and assigns.

22.           HEADINGS.  The Section headings in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

23.           APPLICABLE LAW.  This Agreement shall be construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions in the State of Texas.

24.           PRIOR UNDERSTANDINGS.  This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, written or oral.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., a national banking association, as Administrative Agent

By:	/s/ Shane M. Beran
Name:	Shane M. Beran
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, successor by merger to National City Bank

By:	/s/ S. Farris Hughes
Name:	S. Farris Hughes
Title:	Vice President

FIRST BANK

By:	/s/ Jeff Bennett
Name:	Jeff Bennett
Title:	VP

BANK MIDWEST, N.A.

By:	/s/ Bill Arnold
Name:	Bill Arnold
Title:	SVP

M&I MARSHALL & ILSLEY BANK, a Wisconsin banking corporation, as successor in interest to Southwest Bank of St. Louis

By:	/s/ Shawn A. Vickers
Name:	Shawn A. Vickers
Title:	Assistant Vice President

CHASE PARK PLAZA/PRIVATE RESIDENCES SB1, L.L.C., a Delaware limited liability company

By:	/s/ Robert J. Jacobs
Name:	Robert J. Jacobs
Title:	Authorized Agent

PULASKI BANK

By:	/s/ James R. Howard
Name:	James R. Howard
Title:	Vice President

MIDWEST BANK, N.A.

By:	/s/ Chris Rife
Name:	Chris Rife
Title:	Vice President

BORROWER:

THE PRIVATE RESIDENCES, LLC,
a Delaware limited liability company

By:	Behringer Harvard Private Residences, Inc.,
a Delaware corporation,
a Member

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President —
Corporate Development & Legal

GUARANTOR:

BEHRINGER HARVARD OPPORTUNITY
REIT I, INC., a Maryland corporation

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President —
Corporate Development & Legal
and Secretary

KINGSDELL L.P.,
a Delaware limited partnership

By:	IFC, Inc.,
a Missouri corporation, its general partner

By: /s/ James L. Smith
Name: James L. Smith
Title: President

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 28th day of March, 2011, by Shawn M. Bowen, SVP of Bank of America, N.A., a national banking association.

/s/ Brenda Cooke
Printed Name of Notary	Brenda Cooke
My Commission Expires:	August 11, 2012

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this                    day of                                        , 2011, by                                                     ,                                                     of PNC Bank, National Association, successor by merger to National City Bank, a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this              day of                                              , 2011, by                                                                                               ,                                               of First Bank, a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this              day of                                       , 2011, by                                                 ,                                                                 of Bank of America, N.A., a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF MISSOURI	§
§
COUNTY OF ST. LOUIS	§

This instrument was acknowledged before me on this 25th day of March, 2011, by S. Farris Hughes, Vice President of PNC Bank, National Association, successor by merger to National City Bank, a national banking association.

Patricia Walden
Notary Public - Notary Seal
State of Missouri	/s/ Patricia Walden
Commissioned For St. Charles County	Printed Name of Notary	Patricia Walden
My Commission Expires 9/25/2011	My Commission Expires:	9-25-2011
Commission #07277180

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this            day of                                       , 2011, by                                    ,                                                              of First Bank, a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this              day of                                          , 2011, by                                                    ,                                                     of Bank of America, N.A., a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this             day of                                                     , 2011, by                                              ,                                            of PNC Bank, National Association, successor by merger to National City Bank, a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF MISSOURI	§
§
COUNTY OF St. LOUIS	§

This instrument was acknowledged before me on this 28th day of March, 2011, by Jeff Bennett, Vice President of First Bank, a national banking association.

/s/ Lisa M. Hughes
Printed Name of Notary
My Commission Expires:	April 6, 2013

STATE OF Missouri	§
§
COUNTY OF Jackson	§

This instrument was acknowledged before me on this 28th day of March, 2011, by Bill Arnold, Sr. Vice President of Bank Midwest, N.A., a national banking association.

/s/ Penny J Kelsey
Printed Name of Notary
My Commission Expires:	12-8-13

PENNY J KELSEY
Notary Public-Notary Seal
STATE OF MISSOURI
Jackson County
My Commission Expires Dec 8, 2013
Commission # 09453068

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this         day of                                                 , 2011, by Shawn A. Vickers, Assistant Vice President of M&I Marshall & Ilsley Bank, a Wisconsin banking corporation, as successor in interest to Southwest Bank of St. Louis.

Printed Name of Notary
My Commission Expires:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this           day of                               , 2011, by                                                 ,                                              of Chase Park Plaza/Private Residences SB1, L.L.C., a Delaware limited liability company.

Printed Name of Notary
My Commission Expires:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this           day of                                              ,    2011,    by                                                      ,                                                    of Bank Midwest, N.A., a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF MISSOURI	§
§
COUNTY OF ST. LOUIS	§

This instrument was acknowledged before me on this 29th day of March , 2011, by Shawn A. Vickers, Assistant Vice President of M&I Marshall & Ilsley Bank, a Wisconsin banking corporation, as successor in interest to Southwest Bank of St. Louis.

JUDITH M. SCHWEIZER
Notary Public * Notary Seal	/s/ Judith M. Schweizer
STATE OF MISSOURI	Printed Name of Notary	Judith M. Schweizer
St. Louis County	My Commission Expires:	10-7-2011
My Commission Expires: October 7, 2011
Commission #07385503

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this                  day of                                                , 2011, by                                             ,                                                        of Chase Park Plaza/Private Residences SB1, L.L.C., a Delaware limited liability company.

Printed Name of Notary
My Commission Expires:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this             day of                                               , 2011, by                                                                   ,                                                               of Bank Midwest, N.A., a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this              day of                                              , 2011, by Shawn A. Vickers, Assistant Vice President of M&I Marshall & Ilsley Bank, a Wisconsin banking corporation, as successor in interest to Southwest Bank of St. Louis.

Printed Name of Notary
My Commission Expires:

STATE OF COLORADO	§
§
COUNTY OF DENVER	§

This instrument was acknowledged before me on this 8 day of April, 2011, by Robert J. Jacobs, Authorized Agent of Chase Park Plaza/Private Residences SBI, L.L.C., a Delaware limited liability company.

/s/ Sharon English
My Commission Expires July 3, 2014	Printed Name of Notary:	Sharon English
	My Commission Expires:	7/3/2014

STATE OF MISSOURI	§
§
COUNTY OF ST LOUIS	§

This instrument was acknowledged before me on this 28th day of March, 2011, by James R. Howard, Vice President of Pulaski Bank, a national banking association.

/s/ Julie A. Bruce
Printed Name of Notary	Julie A. Bruce
My Commission Expires:	April 28, 2014

JULIE A. BRUCE
Notary Public - Notary Seal
State of Missouri
Commissioned for St. Charles County
My Commission Expires: April 28, 2014
Commission Number: 10462152

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this               day of                                                 , 2011, by                                                     ,                                                       of Midwest Bank, N.A., a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the            day of                                            , 2011, by                                                                  ,                                                         of The Private Residences, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Printed Name of Notary
My Commission Expires:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this            day of                 , 2011, by                                                            ,                                                      of Pulaski Bank, a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF MISSOURI	§
§
COUNTY OF JEFFERSON	§

This instrument was acknowledged before me on this 29th day of March, 2011, by Chris Rife, Vice President of Midwest BankCentre.

/s/ Glenda Baybo
Printed Name of Notary	Glenda Baybo
My Commission Expires:	5-17-13

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the            day of                 , 2011, by                                                            ,                                                           of The Private Residences, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Printed Name of Notary
My Commission Expires:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this           day of                              , 2011, by                                                ,                                                                         of Pulaski Bank, a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this             day of                       , 2011, by                                                     ,                                                             of Midwest Bank, N.A., a national banking association.

Printed Name of Notary
My Commission Expires:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on the 23rd day of March 2011, by Gerald J. Reihsen, III, Executive Vice President - Corporate Development & Legal of Behringer Harvard Private Residences, Inc., a Delaware corporation, a Member of The Private Residences, LLC, a Delaware limited liability company, on behalf of said limited liability company.

/s/ Catherine E. Mea
Printed Name of Notary
My Commission Expires:	7/26/2012

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 23rd day of March 2011, by Gerald J. Reihsen, III, Executive Vice President - Corporate Development & Legal and Secretary of Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation, on behalf of said corporation.

/s/ Catherine E. Mea
Printed Name of Notary
My Commission Expires:	7/26/2012

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this            day of                 , 2011, by                                                            ,                                                               of IFC, Inc., a Missouri corporation, general partner of Kingsdell L.P., a Delaware limited partnership, on behalf of said limited partnership.

Printed Name of Notary
My Commission Expires:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this            day of                 , 2011, by Gerald J. Reihsen, III, Executive Vice President - Corporate Development & Legal and Secretary of Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation, on behalf of said corporation.

Printed Name of Notary
My Commission Expires:

STATE OF MISSOURI	§
§
CITY OF ST. LOUIS	§

This instrument was acknowledged before me on this 23 day of March, 2011, by James L.Smith, President of IFC, Inc., a Missouri corporation, general partner of Kingsdell L.P., a Delaware limited partnership, on behalf of said limited partnership.

/s/ Kristin M. Gounis
Printed Name of Notary	Kristin M. Gounis
My Commission Expires:	August 3, 2011

EXHIBIT A

Land situated in the City of St. Louis, and State of Missouri, to wit:

Parcel 1 (Fee Simple):

Condominium Unit 902 of the “Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 08282008 page 0230 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”), together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book 01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page 0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010page 0185 of the St. Louis City Records.

Parcel 2 (Fee Simple):

Condominium Units 1001, 1002, 1003, 1007, and 1009 of the “First Amendment to the Condominium Plat of the Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 10242008 page 0120 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”) together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book 01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in

Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page 0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010page 0185 of the St. Louis City Records.

Parcel 3 (Fee Simple):

Condominium Units 1101, 1102, 1103, 1106, 1109, and 1110 of the “Second Amendment to the Condominium Plat of the Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 12102008 page 0121 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”), together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book 01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page 0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010page 0185 of the St. Louis City Records.

Parcel 4 (Fee Simple):

Condominium Units 1201, 1202, 1203, 1209, and 1210 of the “Third Amendment to the Condominium Plat of the Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 01082009 page 0150 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”), together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book

01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page 0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010page 0185 of the St. Louis City Records.

Parcel 5 (Fee Simple):

Condominium Units 1401, 1402, 1403, and 1410 of the “Fourth Amendment to the Condominium Plat of the Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 03122009 page 0271 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”), together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book 01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page 0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010page 0185 of the St. Louis City Records.

Parcel 6 (Fee Simple):

Condominium Unit 1501 of the “Fifth Amendment to the Condominium Plat of the Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 03122009 page 0271 and re-recorded in Book 04212009 page 0117 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”), together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s

Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book 01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page 0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010page 0185 of the St. Louis City Records.

Parcel 7 (Fee Simple):

Condominium Units 1703 and 1802 of the “Sixth Amendment to the Condominium Plat of the Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 03122009 page 0271 and re-recorded in Book 11042009 page 0117 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”), together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book 01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page 0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010page 0185 of the St. Louis City Records.

Parcel 8 (Fee Simple):

Condominium Units 1901, 1902, 1904, and 2001 of the “Seventh Amendment to the Condominium Plat of the Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 11252009 page 0113 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”), together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book 01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page 0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010 page 0185 of the St. Louis City Records.

Parcel 9 (Fee Simple):

Condominium Unit 2202 of the “Eighth Amendment to the Condominium Plat of the Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 11252009 page 0115 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”), together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book 01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page

0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010page 0185 of the St. Louis City Records.

Parcel 10 (Fee Simple):

Condominium Unit 2401 of the “Ninth Amendment to the Condominium Plat of the Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 12022009 page 0060 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”), together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book 01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page 0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010page 0185 of the St. Louis City Records.

Parcel 11 (Fee Simple):

Condominium Unit 2501 of the “Tenth Amendment to the Condominium Plat of the Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 01222010 page 0025 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”), together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book 01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page 0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010 page 0185 of the St. Louis City Records.

Parcel 12 (Fee Simple):

Condominium Unit 2700 of the “Eleventh Amendment to the Condominium Plat of the Park Plaza Residential Condominium” and in City Block 3882, according to the Plat thereof recorded in Book 01222010 page 0026 of the Office of the Recorder of Deeds for the City of St. Louis (the “Recorder’s Office”), together with an undivided share of the common elements and appurtenances thereto belonging, all according to and more particularly described in the Declaration of Condominium recorded in the Recorder’s Office on August 28, 2008 beginning at Book 08282008 page 0229 (the “Declaration”) and as amended by the First Amendment to Declaration of Condominium recorded in Book 10242008 page 0121, as further amended by the Second Amendment to Declaration of Condominium recorded in Book 12102008 page 0120, the Third Amendment to Declaration of Condominium recorded in Book 01082009 page 0149, the Fourth Amendment to Declaration of Condominium recorded in Book 03122009 page 0270, the Fifth Amendment to Declaration of Condominium recorded in Book 03122009 page 0272, the Sixth Amendment to Declaration of Condominium recorded in Book 11042009 page 0026, the Seventh Amendment to Declaration of Condominium recorded in Book 11252009 page 0112, the Eighth Amendment to Declaration of Condominium recorded in Book 11252009 page 0114, the Ninth Amendment to Declaration of Condominium recorded in Book 12022009 page 0059, the Tenth Amendment to Declaration of Condominium recorded in Book 01132010 page 0008, the Eleventh Amendment to Declaration of Condominium recorded in Book 01222010 page 0023, the Twelfth Amendment to Declaration of Condominium recorded in Book 01222010 page 0024, and the Thirteenth Amendment to Declaration of Condominium recorded in Book 06232010page 0185 of the St. Louis City Records.

Parcel 13 (Easement):

Sub-surface easement more particularly described as follows: A portion of the public street rights-of-way known as Kingshighway Boulevard, 100 feet wide, and Maryland Plaza, 80 feet wide, adjacent to Block 3882 of the City of St. Louis, Missouri, lying between horizontal planes at elevation 72.35 and 82.20 above 0.00 on the St. Louis City Datum and bounded by vertical planes described as follows: Commencing at the intersection of the Northern line of Lindell Boulevard, 100 feet wide, with the Eastern line of Kingshighway Boulevard, 100 feet wide; thence along said Eastern line of Kingshighway Boulevard, North 6 degrees 21 minutes 40 seconds West, 233.89 feet to the point of beginning of the herein described tract of land; thence leaving said Eastern street line, and running South 85 degrees 17 minutes 58 seconds West, 17.01 feet to a point; thence along a line parallel with the Eastern line of Kingshighway Boulevard, North 6 degrees 21 minutes 40 seconds West, 202.48 feet to a point; thence North 36 degrees 10 minutes 13 seconds East, 34.20 feet to a point; thence along a line parallel with the Southern line of Maryland Plaza, South 88 degrees 57 minutes 40 seconds East, 107.00 feet to a point; thence North 86 degrees 28 minutes 40 seconds East, 25.15 feet to a point; thence along a line parallel with the Southern line of Maryland Plaza, South 88 degrees 57 minutes 40 seconds East, 61.50 feet to a point; thence south 6 degrees 21 minutes 40 seconds East, 14.12 feet to a point on the Southern line of Maryland Plaza at the Northeast corner of property conveyed to Singleton by Deed recorded in Book 4189 page 404 of the St. Louis City records; thence along the Southern line of Maryland Plaza, North 88 degrees 57 minutes 40 seconds West, 200.00 feet to its intersection with the Eastern line of Kingshighway Boulevard, as aforementioned; thence along said Eastern street line, South 6 degrees 21 minutes 40 seconds East, 216.87 feet to the point of beginning.

Parcel 14 (Easement):

Easement for the purpose of vehicular and pedestrian access, ingress and egress, according to Easement Agreement and Parking Space Lease dated July 31, 1998, by and between W.S. Stallings Corporation, and Kingsdell L.P., recorded October 22, 1998 in Book 1444M page 1253 over the area described therein as follows:

A tract of land in Block 3882 of the City of St. Louis, Missouri, and described as follows: Beginning at a point in the South line of Maryland Avenue distant 200 feet 0 inches East of the intersection of said South line with the East line of Kingshighway Boulevard; thence Southwardly parallel with Kingshighway Boulevard along the East line of property conveyed to Marvin E. Singleton by deed recorded in Book 4189 page 404, 94 feet 9-1/2 inches to a point distant 94 feet 0 inches South of the South line of Maryland Avenue; thence Eastwardly parallel with Maryland Avenue and along the North line of property conveyed to Harvey Imbolden by deed recorded in Book 6227 page 294, 62 feet 0-3/8 inches to a point; thence Northwardly perpendicular with Maryland Avenue, 39 feet 0 inches to a point; thence Westwardly parallel with Maryland Avenue, 25 feet 6 inches to a point; thence Northwardly perpendicular with Maryland Avenue, 55 feet 0 inches to a point in the South line of Maryland Avenue, 48 feet 9 inches to the point of beginning.

Parcel 15 (Easement):

Easements for the purpose of construction, use, maintenance, repair and reconstruction of driveways and ingress and egress created by instrument designated “Driveway Easement Agreement”, dated May 18, 1981 and recorded in Book 271M page 64 on May 31, 1981 over the following described property:

Easement “A”:

A tract of land being part of Block 3882 of the City of St. Louis, Missouri, and described as follows: Beginning at a point on the West line of York Avenue, 40 feet wide, at the Northeast corner of property conveyed to “220 Television Inc.”, by deed recorded in Book 154M page

1091 of the St. Louis City records, said point being distant North 7 degrees 08 minutes 40 seconds West, 215.57 feet from the Northern line of Lindell Boulevard, 100 feet wide, as measured along the Western line of York Avenue; thence leaving said Western street line and running along the Northern line of “220 Television Inc.”, North 88 degrees 57 minutes 40 seconds West, 88.41 feet to a point, said point being on the direct Southward prolongation of the Eastern wall of a Concrete Parking Garage; thence leaving said point and running along said prolongation, North 1 degree 06 minutes 00 seconds East, 20.00 feet to a point; thence leaving said point and running South 88 degrees 57 minutes 40 seconds East, 85.51 feet to a point on the Western line of York Avenue, as aforementioned; thence along said Western street line South 7 degrees 08 minutes 40 seconds East, 20.21 feet to the point of beginning.

Easement “B”:

A tract of land being part of Block 3882 of the City of St. Louis, Missouri, and described as follows: Commencing at a point on the Western line of York Avenue, 40 feet wide, at the Southeast corner of property conveyed to H & M Koplar by deed recorded in Book 207M page 206 of the St. Louis City records, said point being distant South 7 degrees 08 minutes 40 seconds East, 94.97 feet from the Southern line of Maryland Plaza, 80 feet wide, as measured along the Western line of York Avenue; thence along said Western street line South 7 degrees 08 minutes 40 seconds East, 19.00 feet to the point of beginning of the herein described tract of land; thence continuing along said street line South 7 degrees 08 minutes 40 seconds East, 34.00 feet to a point; thence leaving said Western street line and running North 75 degrees 38 minutes 39 seconds West, 8.51 feet and North 84 degrees 43 minutes 40 seconds West 67.74 feet to a point on the Eastern wall of a concrete parking garage; thence along said Eastern wall North 1 degree 06 minutes 00 seconds East, 20.50 feet to a point; thence leaving said point and running North 89 degrees 06 minutes 58 seconds East, 59.61 feet and North 70 degrees 50 minutes 17 seconds East, 12.14 feet to the point of beginning.

Parcel 16 (Easement):

Easement for the purpose of construction use, storage, maintenance, demolition, repair and reconstruction of a basement, including access thereto, created by instrument designated “Basement Easement Agreement”, dated May 18, 1981 and recorded in Book 271M page 84 on May 21, 1981 over the following described property;

A tract of land being part of Block 3882 of the City of St. Louis, Missouri, and described as follows: Commencing at a point on the Northern line of Lindell Boulevard, 100 feet wide, at the Southwest corner of property conveyed to “220 Television Inc.”, by deed recorded in Book 154M page 1091 of the St. Louis City records; thence along the Northern line of Lindell Boulevard South 89 degrees 00 minutes 00 seconds East, 5.92 feet to a point; thence leaving said street line and running North 1 degrees 02 minutes 17 seconds East, 24.71 feet to the point of beginning of the herein described tract of land; thence continuing along the last mentioned line, North 1 degree 02 minutes 17 seconds East, 86.65 feet to its intersection with the Southern wall of a two story brick and concrete block building; thence along the wall of said building the following bearing and distances: North 88 degrees 53 minutes 07 seconds West, 1.20 feet; North

0 degrees 55 minutes 46 seconds East, 1.36 feet; South 88 degrees 53 minutes 07 seconds East, 1.20 feet; North 0 degrees 55 minutes 46 seconds East, 50.77 feet and North 88 degrees 53 minutes 01 seconds West, 9.04 feet to its intersection with the Eastern wall of a one story brick and concrete block building; thence along the wall line of said one story and said two story buildings North 1 degree 06 minutes 59 seconds East, 24.32 feet to the Northeast corner of said one story building; thence leaving said point and running the following bearings and distances; South 88 degrees 52 minutes 34 seconds East, 8.51 feet; South 1 degree 06 minutes 59 seconds West, 12.67 feet; South 88 degrees 53 minutes 01 seconds East, 8.93 feet and South 1 degree 12 minutes 50 seconds West, 57.77 feet to the Northwest corner of an eight story brick building; thence along the Western wall of said building and the following bearings and distances: South 1 degree 23 minutes 44 seconds East, 78.19 feet; South 88 degrees 36 minutes 16 seconds West, 0.27 feet and South 1 degree 23 minutes 44 seconds East, 14.46 feet to the Southwest corner thereof; thence leaving said point and running North 89 degrees 17 minutes 57 seconds West, 11.81 feet to the point of beginning.

Parcel 17 (Easement):

Easements for ingress, egress, and placement of mechanical systems and storage units, created by the Amended and Restated Reciprocal Easement Agreement executed by and between Chase Park Plaza Hotel, LLC and The Private Residences, LLC, dated as of November 14, 2007 and recorded in Book 11162007 page 0327.

Exhibit “H”

LIST OF UNITS AND MINIMUM RELEASE PRICES

Unit #	Square Footage	Listing/Contract Price($)	Loan Allocation	Minimum Release Price ($)
902	1,241	$499,000	$335,937	$369,531
1001	1,408	$599,000	$406,588	$447,247
1002	1,241	$499,000	$339,400	$373,340
1003	1,760	$675,000	$453,688	$499,057
1007-08	3,138	$1,199,000	$863,743	$950,117
1009	1,766	$699,000	$488,321	$537,153
1101	1,408	$599,000	$412,129	$453,342
1102	1,241	$499,000	$346,327	$380,960
1103	1,760	$675,000	$457,152	$502,867
1106	2,064	$779,000	$561,050	$617,155
1109	1,766	$699,000	$491,784	$540,962
1110	1,264	$499,000	$346,327	$380,960
1201	1,408	$599,000	$416,978	$458,676
1202	1,241	$499,000	$349,790	$384,769
1203	1,760	$675,000	$477,931	$525,724
1209	1,766	$699,000	$495,248	$544,773
1210	1,264	$499,000	$349,790	$384,769
1401	1,408	$599,000	$419,056	$460,962
1402	1,241	$499,000	$353,254	$388,579
1403	1,760	$675,000	$484,858	$533,344
1410	1,264	$499,000	$353,254	$388,579
1501	1,408	$599,000	$429,445	$472,390
1703	1,665	$772,000	$529,880	$582,868
1802	2,085	$945,000	$691,269	$760,396
1901	3,355	$2,330,000	$1,381,845	$1,520,030
1902	3,240	$1,900,000	$1,520,376	$1,672,414
1904	3,288	$2,359,000	$1,381,845	$1,520,030
2001	1,277	$575,000	$422,519	$464,771
2202	1,982	$975,000	$685,727	$754,300
2401	3,005	$1,699,000	$1,250,801	$1,375,881
2501	3,020	$1,799,000	$1,279,006	$1,406,907
Penthouse	6,600	$4,500,000	$1,620,000	$1,782,000